UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2015
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On August 24, 2015, Stephen M. Brown, Vice President of Finance and Chief Accounting Officer, informed the company that he is resigning, effective September 11, 2015, to take a senior management accounting position at another company. Mr. Brown has indicated that his resignation is not the result of any issues, concerns or disagreements with the company’s accounting or financial reporting practices, including issues involved in the pending restatement of certain company financial statements.

(c)	Mark Ashby, Chief Financial Officer, will assume the role of principal accounting officer (in addition to principal financial officer) as of September 11, 2015.
For information about Mr. Ashby's background and experience, as well as his compensation arrangements, see Item 5.02(c) of the company's Current Report on Form 8-K dated February 26, 2015, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: August 27, 2015	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

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